SCHEDULE OF DEFERRED TAX ASSETS AND DEFERRED TAX LIABILITY (Details) - Youlife International Holdings Inc [Member] ¥ in Thousands, $ in Thousands	Dec. 31, 2024 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Restructuring Cost and Reserve [Line Items]
Accrued expense and other current liabilities			¥ 15,982	¥ 26,706
Bad debt provision	1,752	12,788	15,208	19,114
Lease liabilities	1,278	9,326	11,626	12,529
Net operating loss carry forwards	7,856	57,345	66,625	46,782
Total gross deferred tax assets	10,886	79,459	109,441	105,131
Valuation allowance on deferred tax assets	(5,552)	(40,523)	(60,732)	(89,678)
Deferred tax assets, net of valuation allowance	5,334	38,936	48,709	15,453
Right-of-use assets	(1,478)	(10,789)	(13,240)	(15,453)
Intangible assets			(2,390)	(3,887)
Total deferred tax (liabilities)	$ (1,478)	¥ (10,789)	¥ (15,630)	¥ (19,340)